Exhibit 10

EXECUTIVE SUPPLEMENTAL RETIREMENT PLAN

EXECUTIVE AGREEMENT

THIS AGREEMENT is made and entered into this          day of                     , 2003, by and between Citizens National Bank, a bank organized and existing under the laws of the State of West Virginia (hereinafter referred to as the “Bank”), and                     , an Executive of the Bank (hereinafter referred to as the “Executive”).

WHEREAS, the Executive is now in the employ of the Bank and has for many years faithfully served the Bank. It is the consensus of the Board of Directors (hereinafter referred to as the “Board”) that the Executive’s services have been of exceptional merit, in excess of the compensation paid and an invaluable contribution to the profits and position of the Bank in its field of activity. The Board further believes that the Executive’s experience, knowledge of corporate affairs, reputation and industry contacts are of such value, and the Executive’s continued services so essential to the Bank’s future growth and profits, that it would suffer severe financial loss should the Executive terminate their services;

ACCORDINGLY, the Board has adopted the Citizens National Bank Executive Supplemental Retirement Plan (hereinafter referred to as the “Executive Plan”) and it is the desire of the Bank and the Executive to enter into this Agreement under which the Bank will agree to make certain payments to the Executive upon the Executive’s retirement or to the Executive’s beneficiary(ies) in the event of the Executive’s death pursuant to the Executive Plan;

FURTHERMORE, it is the intent of the parties hereto that this Executive Plan be considered an unfunded arrangement maintained primarily to provide supplemental retirement benefits for the Executive, and be considered a non-qualified benefit plan for purposes of the Employee Retirement Security Act of 1974, as amended (“ERISA”). The Executive is fully advised of the Bank’s financial status and has had substantial input in the design and operation of this benefit plan; and

NOW THEREFORE, in consideration of services the Executive has performed in the past and those to be performed in the future, and based upon the mutual promises and covenants herein contained, the Bank and the Executive agree as follows:

I. DEFINITIONS

A.	Effective Date:

The Effective Date of the Executive Plan shall be January 1, 2003.

B.	Plan Year:

Any reference to the “Plan Year” shall mean a calendar year from January 1st to December 31st. In the year of implementation, the term “Plan Year” shall mean the period from the Effective Date to December 31st of the year of the Effective Date.

C.	Retirement Date:

Retirement Date shall mean retirement from service with the Bank that becomes effective on the first day of the calendar month following the month in which the Executive reaches age sixty-five (65) or such later date as the Executive may actually retire.

Exhibit 10 (cont.)

D.	Termination of Service:

Termination of Service shall mean the Executive’s voluntary resignation of service by the Executive or the Bank’s discharge of the Executive without cause, prior to the Normal Retirement Age (Subparagraph I [1]).

E.	Pre-Retirement Account:

A Pre-Retirement Account shall be established as a liability reserve account on the books of the Bank for the benefit of the Executive. Prior to the Executive’s Termination of Service or the Executive’s retirement, whichever event shall first occur, such liability reserve account shall be increased or decreased each Plan Year, until the aforestated event occurs, by the Index Retirement Benefit (Subparagraph I [F]).

F.	Index Retirement Benefit:

The Index Retirement Benefit for each Executive in the Executive Plan for each Plan Year shall be equal to the excess (if any) of the Index (Subparagraph I [G]) for that Plan Year over the Opportunity Cost (Subparagraph I [H]) for that Plan Year, divided by a factor equal to 1.81 minus the marginal tax rate.

G.	Index:

The Index for any Plan Year shall be the aggregate annual after-tax income from the life insurance contract(s) described hereinafter as defined by FASB Technical Bulletin 85-4. This Index shall be applied as if such insurance contract(s) were purchased on the Effective Date of the Executive Plan.

Insurance Company:

Policy Form:

Policy Name:

Insured’s Age and Sex:

Riders:

Ratings:

Option:

Face Amount:

Premiums Paid:

Number of Premium Payments:

Assumed Purchase Date:

Insurance Company:

Policy Form:

Policy Name:

Insured’s Age and Sex:

Riders:

Ratings:

Option:

Face Amount:

Premiums Paid:

Number of Premium Payments:

Assumed Purchase Date:

If such contracts of life insurance are actually purchased by the Bank, then the actual policies as of the dates they were actually purchased shall be used in calculations under this Executive Plan. If such contracts of life insurance are not purchased or are subsequently surrendered or lapsed, then the Bank shall receive annual policy illustrations that assume the above-described policies were purchased or had not subsequently surrendered or lapsed. Said illustration shall be received from the respective insurance companies and will indicate the increase in policy values for purposes of calculating the amount of the Index.

Exhibit 10 (cont.)

In either case, references to the life insurance contracts are merely for purposes of calculating a benefit. The Bank has no obligation to purchase such life insurance and, if purchased, the Executive and the Executive’s beneficiary(ies) shall have no ownership interest in such policy and shall always have no greater interest in the benefits under this Executive Plan than that of an unsecured creditor of the Bank.

H.	Opportunity Cost:

The Opportunity Cost for any Plan Year shall be calculated by taking the sum of the amount of premiums for the life insurance policies described in the definition of “Index” plus the amount of any after-tax benefits paid to the Executive pursuant to the Executive Plan (Paragraph II hereinafter) plus the amount of all previous years’ after-tax Expense, and multiplying that sum by the rolling five (5) year average of the three (3) year Treasury Bill. Subject to Paragraph IV, after three (3) full years from the Effective Date of this Agreement, the Board of Directors of the Bank, by a two- thirds (2/3) vote of said Board, may unilaterally and in its sole discretion amend the measure of determining Opportunity Cost as set forth herein. Any said amendment(s) shall apply to all participants in the Executive Plan and the Director Plan.

I.	Normal Retirement Age:

Normal Retirement Age shall mean the date on which the Executive attains age sixty-five (65).

II. INDEX BENEFITS

A.	Retirement Benefits:

Subject to Subparagraph 11(D) hereinafter, an Executive who remains in the employ of the Bank until the Normal Retirement Age (Subparagraph I [I]) shall be entitled to receive the balance in the Pre-Retirement Account in ten (10) equal annual installments commencing thirty (30) days following the Executive’s retirement. In addition to these payments and commencing in conjunction therewith, the Index Retirement Benefit (Subparagraph I [F]) for each Plan Year subsequent to the Executive’s retirement, and including the remaining portion of the Plan Year in which the Executive retires, shall be paid to the Executive until the Executive’s death.

B.	Termination of Service:

Subject to Subparagraph II(D), should an Executive suffer a Termination of Service the Executive shall be entitled to receive the percentage set forth hereinbelow that corresponds to the number of full years of employment with the Bank from the date of first employment with the Bank and to the Age of the Executive while employed by the Bank only (to a maximum of 100%), times the balance in the Pre-Retirement Account payable to the Executive in ten (10) equal annual installments commencing thirty (30) days following the Executive’s Normal Retirement Age (Subparagraph I [I]). In addition to these payments and commencing in conjunction therewith, the percentage set forth hereinbelow that corresponds to the number of full years of employment with the Bank from the date of first employment with the Bank and to the Age of the

Exhibit 10 (cont.)

Executive while employed by the Bank only (to a maximum of 100%), times the Index Retirement Benefit for each Plan Year subsequent to the year in which the Executive attains Normal Retirement Age, and including the remaining portion of the Plan Year in which the Executive attains Normal Retirement Age, shall be paid to the Executive until the Executive’s death.

Total years of Employment and Age while Employed only	Vested
Less than age 65 and Less than 30 full years of employment	0%

Age 62, 63, or 64 and 30 full years of employment	100%

Age 65 or older regardless of years of employment	100% and Subparagraph II(A) shall apply

C.	Death:

Should the Executive die while there is a balance in the Executive’s Pre Retirement Account (Subparagraph I [E]), said unpaid balance of the Executive’s Pre-Retirement Account shall be paid in ten (10) annual installments to the individual or individuals the Executive may have designated in writing and filed with the Bank. In the absence of any effective beneficiary designation, the unpaid balance shall be paid as set forth herein to the duly qualified executor or administrator of the Executive’s estate. Said payments due hereunder shall commence on the first day of the second month following the decease of the Executive and continue each annual anniversary date thereafter until paid in full.

D.	Termination of Service and Discharge for Cause:

Should the Executive suffer a Termination of Service for any reason other than disability as set forth in Subparagraph II(F), prior to attaining age sixty-five (65), or prior to attaining age sixty-two (62), sixty-three (63) or sixty-four (64) AND completing thirty (30) full years of employment with the Bank from the date of first employment, or be Discharged for Cause at any time, all benefits under this Executive Plan shall be forfeited. The term “for cause” shall be determined by the Board of Directors and will include theft, fraud, embezzlement or willful misconduct causing significant property damage to the Bank or personal injury to another employee. Just cause shall also include any single action and/or inaction or series of actions and/or duties in the manner expected of the Executive of the Bank. The existence of Just Cause shall be determined upon recommendation by the Chief Executive Officer and by vote of seventy percent (70%) of the members of the Board of Directors. If a dispute arises as to discharge “for cause,” such dispute shall be resolved by arbitration as set forth in this Executive Plan.

E.	Death Benefit:

Except as set forth above, there is no death benefit provided under this Agreement.

Exhibit 10 (cont.)

F.	Disability:

Subject to Subparagraph II(D) as it pertains to Discharge for Cause only, if the Executive should become disabled and suffer a Termination of Service due to said disability only, then this Agreement shall terminate upon the date of said termination and the Executive shall be paid the balance in the Executive’s Pre-Retirement Account only on the date of said termination, payable in ten (10) annual installments commencing thirty (30) days following said termination due to disability and continuing each anniversary date thereafter until paid in full. Disability shall mean a condition whereby the Executive, because of a physical or mental disability, is or will be unable to perform the duties of the Executive’s customary position of employment. If there is a dispute regarding disability, such dispute shall be resolved by a physician selected by the Bank.

III. RESTRICTIONS UPON FUNDING

The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Executive Plan. The Executive, their beneficiary(ies), or any successor in interest shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

The Bank reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Executive Plan or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Executive Plan, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any Executive be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Bank.

If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Executive, then the Executive shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

IV. CHANGE OF CONTROL

A Substantial Change in Ownership* shall mean a transaction or series of transactions in which a Controlling Interest* in the Bank is acquired by or for a person or business entity, either of which did not own, either directly or indirectly a Controlling Interest in the Bank on the date that this Agreement was executed. Merger shall mean a transaction or series of transactions wherein the Bank is combined with another business entity, and after which the persons or entities who had owned, either directly or indirectly, a Controlling Interest on the Bank’s voting stock on the date of execution of this Agreement own less than a Controlling Interests in the voting stock of the combined entity. Such Substantial Change in Ownership or a Merger shall be deemed a Change of Control for the purposes of this Agreement, and transfers made on account of deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Bank shall not be considered in determining whether there has been a Change in Control. Upon a Change of Control, if the Executive subsequently suffers a Termination of Service involuntary only, except for cause, (i.e. the Bank discharges the Executive without cause) then the Executive shall receive the benefits in Paragraph II herein upon attaining Normal Retirement Age (Subparagraph I [I]), as if the Executive had been continuously employed by the Bank until the Executive’s Normal Retirement Age. In addition, the Board of Directors shall no longer have

Exhibit 10 (cont.)

sole discretion to amend the Opportunity Cost as set forth in Subparagraph I (H), and said Opportunity Cost shall be the rolling five (5) year average of the three (3) year Treasury Bill as set forth in said Subparagraph.

* “Controlling Interest” shall mean ownership, either directly or indirectly of more than twenty percent (20%) of the voting stock of the Bank or a parent company of the Bank which is a member of the same “affiliated group” as defined in 26 U.S.C. §1504(a).

V. MISCELLANEOUS

A.	Alienability and Assignment Prohibition:

Neither the Executive, nor the Executive’s surviving spouse, nor any other beneficiary(ies) under this Executive Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Executive or the Executive’s beneficiary(ies), nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Executive or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank’s liabilities shall forthwith cease and terminate.

B.	Binding Obligation of the Bank and any Successor in Interest:

The Bank shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agree, in writing, to assume and discharge the duties and obligations of the Bank under this Executive Plan. This Executive Plan shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

C.	Amendment or Revocation:

Subject to Paragraph VII, it is agreed by and between the parties hereto that, during the lifetime of the Executive, this Executive Plan may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Executive and the Bank.

D.	Gender:

Whenever in this Executive Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

E.	Effect on Other Bank Benefit Plans:

Nothing contained in this Executive Plan shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Bank’s existing or future compensation structure.

F.	Headings:

Headings and subheadings in this Executive Plan are inserted for reference and convenience only and shall not be deemed a part of this Executive Plan.

Exhibit 10 (cont.)

G.	Applicable Law:

The laws of the State of West Virginia shall govern the validity and interpretation of this Agreement.

H.	12 U.S.C. § 1828(k):

Any payments made to the Executive pursuant to this Executive Plan, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. § 1828(k) or any regulations promulgated thereunder.

I.	Partial Invalidity:

If any term, provision, covenant, or condition of this Executive Plan is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and the Executive Plan shall remain in full force and effect notwithstanding such partial invalidity.

J.	Employment:

No provision of this Executive Plan shall be deemed to restrict or limit any existing employment agreement by and between the Bank and the Executive, nor shall any conditions herein create specific employment rights to the Executive nor limit the right of the Employer to discharge the Executive with or without cause. In a similar fashion, no provision shall limit the Executive’s rights to voluntarily sever the Executive’s employment at any time.

K.	Full Year of Service:

Year of Service shall mean a twelve (12) consecutive month period during which the Executive was employed by the Bank.

VI. ERISA PROVISION

A.	Named Fiduciary and Plan Administrator:

The “Named Fiduciary and Plan Administrator” of this Executive Plan shall be Citizens National Bank until its resignation or removal by the Board. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control and administration of the Executive Plan. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Executive Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

B.	Claims Procedure and Arbitration:

In the event a dispute arises over benefits under this Executive Plan and benefits are not paid to the Executive (or to the Executive’s beneficiary(ies) in the case of the Executive’s death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above within sixty (60) days from the date payments are refused. The Named Fiduciary and Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within sixty (60) days of receipt of such claim the specific reasons for

Exhibit 10 (cont.)

such denial, reference to the provisions of this Executive Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Named Fiduciary and Plan Administrator fail to take any action within the aforesaid sixty-day period.

If claimants desire a second review they shall notify the Named Fiduciary and Plan Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Executive Plan or any documents relating thereto and submit any written issues and comments it may feel appropriate. In their sole discretion, the Named Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

If claimants continue to dispute the benefit denial based upon completed performance of this Executive Plan or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an arbitrator for final arbitration. The arbitrator shall be selected by mutual agreement of the Bank and the claimants. The arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such arbitrator with respect to any controversy properly submitted to it for determination.

Where a dispute arises as to the Bank’s discharge of the Executive “for cause,” such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

VII. TERMINATION OR MODIFICATION OF AGREEMENT BY REASON OF CHANGES IN THE LAW, RULES OR REGULATIONS

The Bank is entering into this Agreement upon the assumption that certain existing tax laws, rules and regulations will continue in effect in their current form. If any said assumptions should change and said change has a detrimental effect on this Executive Plan, then the Bank reserves the right to terminate or modify this Agreement accordingly. Upon a Change of Control (Paragraph IV), this paragraph shall become null and void effective immediately upon said Change of Control.

IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

Exhibit 10 (cont.)

CITIZENS NATIONAL BANK Elkins, WV

By:
Witness		Title

Witness

Exhibit 10 (cont.)

BENEFICIARY DESIGNATION FORM

FOR THE EXECUTIVE SUPPLEMENTAL RETIREMENT

PLAN AGREEMENT

I.	PRIMARY DESIGNATION

(You may refer to the beneficiary designation information prior to completion.)

A.	Person(s) as a Primary Designation:
(Please indicate the percentage for each beneficiary.)

Name Relationship / %

Address:
(Street) (City) ( State) (Zip)

Name Relationship / %

Address:
(Street) (City) ( State) (Zip)

Name Relationship / %

Address:
(Street) (City) ( State) (Zip)

Name Relationship / %

Address:
(Street) (City) ( State) (Zip)

B.	Estate as a Primary Designation:

My Primary Beneficiary is The Estate of                                                                                   as set forth in the last will and testament dated the              day of                             ,              and any codicils thereto.

C.	Trust as a Primary Designation:

Name of the Trust:

Execution Date of the Trust:              /              /

Name of the Trustee:

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

____________________________________________________________________________________________________

____________________________________________________________________________________________________

Is this an Irrevocable Life Insurance Trust?    ☐  Yes    ☐  No

(If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

Exhibit 10 (cont.)

II.	SECONDARY (CONTINGENT) DESIGNATION

A.	Person(s) as a Secondary (Contingent) Designation:

(Please indicate the percentage for each beneficiary.)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

B.	Estate as a Secondary (Contingent) Designation:

My Secondary Beneficiary is The Estate of                                      as set forth in my last will and testament dated the              day of                     ,              and any codicils thereto.

C.	Trust as a Secondary (Contingent) Designation:

Name of the Trust:

Execution Date of the Trust:              /              /

Name of the Trustee:

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

____________________________________________________________________________________________________

____________________________________________________________________________________________________

All sums payable under the Executive Supplemental Retirement Plan Executive Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies), This beneficiary designation is valid until the participant notifies the bank in writing.

Date

Exhibit 10 (cont.)

LIFE INSURANCE

ENDORSEMENT METHOD SPLIT DOLLAR PLAN

AGREEMENT

Insurer:

Policy Number:

Bank:

Insured:

Relationship of Insured to Bank:

Trust:

The respective rights and duties of the Bank and the Insured in the above-referenced policy shall be pursuant to the terms set forth below:

I. DEFINITIONS

Refer to the policy contract for the definition of any terms in this Agreement that are not defined herein. If a definition of a term in the policy is inconsistent with the definition of a term in this Agreement, then the definition of the term as set forth in this Agreement shall supersede and replace the definition of the terms as set forth in the policy.

II. POLICY TITLE AND OWNERSHIP

Title and ownership shall reside in the Trustee for the Rabbi Trust for the Executive Salary Continuation Agreement for its use and for the use of the Insured all in accordance with this Agreement. The Trustee at the direction of the Bank may, to the extent of its interest, exercise the right to borrow or withdraw on the policy cash values. Where the Trustee at the direction of the Bank and the Insured (or assignee, with the consent of the Insured) mutually agree to exercise the right to increase the coverage under the subject Split Dollar policy, then, in such event, the rights, duties and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Agreement.

III. BENEFICIARY DESIGNATION RIGHTS

The Insured (or assignee) shall have the right and power to designate a beneficiary or beneficiaries to receive the Insured’s share of the proceeds payable upon the death of the Insured, and to elect and change a payment option for such beneficiary, subject to any right or interest the Trustee at the direction of the Bank or the Trust may have in such proceeds, as provided in this Agreement.

IV. PREMIUM PAYMENT METHOD

The Bank or the Trustee at the direction of the Bank shall pay an amount equal to the planned premiums and any other premium payments that might become necessary to keep the policy in force.

V. TAXABLE BENEFIT

Annually the Insured will receive a taxable benefit equal to the assumed cost of insurance as required by the Internal Revenue Service. The Bank or the Trustee at the direction of the Bank will report to the Insured the amount of imputed income each year on Form W-2 or its equivalent.

Exhibit 10 (cont.)

VI. DIVISION OF DEATH PROCEEDS

Subject to Paragraphs VII, IX, and Subparagraph VI (E) herein, the division of the death proceeds of the policy is as follows:

A.	Should the Insured be employed by the Bank prior to retirement* at the time of death, the Insured’s beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to a total death benefit amount equal to two and a half times (2 1/2 x’s) the Insured’s final gross salary, pre-tax, immediately prior to the Insured’s death. Said amount shall be paid as Fifty Thousand and 00/l00ths Dollars ($50,000.00) from the Citizens National Bank Group Term Life Insurance Plan, and the remainder to be paid under this Split Dollar Plan Agreement for a total death benefit equal to two and a half times (2 1/2 x’s) the Insured’s final gross salary, pre-tax.

B.	If the Insured shall be retired from the Bank at the time of death or have suffered a termination due to disability* only, the Insured’s beneficiary(ies), as set forth in Paragraph III, shall be entitled to a total benefit equal to One Hundred Thousand and 00 Dollars ($100,000.00). Said One Hundred Thousand and 00/100ths Dollars ($100,000.00) shall be paid as follows:

(i)	the lesser of either from the group term plan: (a) Fifty Thousand and 00/100ths Dollars ($50,000.00); or (b) fifty percent (50%) of the pre-retirement death benefit provided by said group plan; and

(ii)	the remainder paid under this Split Dollar Plan Agreement for a total death benefit of One Hundred Thousand and 00/l00” Dollars ($100,000.00).

C.	The Bank shall be entitled to the remainder of such proceeds.

D.	The Bank and the Insured (or assignees) shall share in any interest due on the death proceeds on a pro rata basis as the proceeds due each respectively bears to the total proceeds, excluding any such interest.

E.	Notwithstanding anything hereinabove to the contrary, in no event shall the insured’s beneficiary(ies) be entitled to more than one hundred percent (100%) of the net at risk insurance portion of the proceeds. The net at risk insurance portion is the total proceeds less the cash value of the policy.

*	Retirement and disability shall be as defined in the Executive Supplemental Retirement Plan Agreement between Insured and the Bank in effect at the time of said retirement or disability.

VII. DIVISION OF THE CASH SURRENDER VALUE OF THE POLICY

The Bank or the Trust shall at all times be entitled to an amount equal to the policy’s cash value, as that term is defined in the policy contract, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Bank or the Trustee at the direction of the Bank and any applicable surrender charges. Such cash value shall be determined as of the date of surrender or death as the case may be.

VIII. RIGHTS OF PARTIES WHERE POLICY ENDOWMENT OR ANNUITY ELECTION EXISTS

In the event the policy involves an endowment or annuity element, the Bank’s or the Trust’s right and interest in any endowment proceeds or

Exhibit 10 (cont.)

annuity benefits, on expiration of the deferment period, shall be determined under the provisions of this Agreement by regarding such endowment proceeds or the commuted value of such annuity benefits as the policy’s cash value. Such endowment proceeds or annuity benefits shall be considered to be like death proceeds for the purposes of division under this Agreement.

IX. TERMINATION OF AGREEMENT

A.	This Agreement shall terminate upon the occurrence of any one of the following:

1.	The Insured shall leave the employment of the Bank voluntarily or involuntarily for reasons other than disability prior to the earlier of either: (i) The Executive’s sixty-fifth (65th.) birthday; or (ii) The Executive’s sixty-second (62nd.) sixty-third (63rd.), or sixty-forth (64th.) birthday AND the Executive has completed thirty (30) full years (Paragraph XX) of employment with the Bank from the date first employment.

2.	The Insured shall be discharged from employment with the Bank for cause. The term “for cause” shall be determined by the Board of Directors and will include theft, fraud, embezzlement or willful misconduct causing significant property damage to the Bank or personal injury to another employee. Just cause shall also include any single action and/or inaction or series of actions and/or duties in the manner expected of the Executive of the Bank The existence of Just Cause shall be determined upon recommendation by the Chief Executive Officer and by vote of seventy percent (70%) of the members of the Board of Directors; or

3.	Surrender, lapse, or other termination of the Policy by the Bank.

B.	Upon such termination, the Insured (or assignee) shall have a fifteen (15) day option to receive from the Bank or the Trustee at the direction of the Bank an absolute assignment of the policy in consideration of a cash payment to the Bank or the Trustee at the direction of the Bank, whereupon this Agreement shall terminate. Such cash payment referred to hereinabove shall be the greater of:

1.	The Bank’s or the Trust’ share of the cash value of the policy on the date of such assignment, as defined in this Agreement; or

2.	The amount of the premiums which have been paid by the Bank or the Trustee at the direction of the Bank prior to the date of such assignment.

C.	If, within said fifteen (15) day period, the Insured fails to exercise said option, fails to procure the entire aforestated cash payment, or dies, then the option shall terminate and the Insured (or assignee) agrees that all of the Insured’s rights, interest and claims in the policy shall terminate as of the date of the termination of this Agreement.

D.	The Insured expressly agrees that this Agreement shall constitute sufficient written notice to the Insured of the Insured’s option to receive an absolute assignment of the policy as set forth herein.

E.	Except as provided above, this Agreement shall terminate upon distribution of the death benefit proceeds in accordance with Paragraph VI above.

Exhibit 10 (cont.)

X. INSURED’S OR ASSIGNEE’S ASSIGNMENT RIGHTS

The Insured may not, without the written consent of the Bank, assign to any individual, trust or other organization, any right, title or interest in the subject policy nor any rights, options, privileges or duties created under this Agreement.

XI. AGREEMENT BINDING UPON THE PARTIES

This Agreement shall bind the Insured and the Bank or the Trustee at the direction of the Bank, their heirs, successors, personal representatives and assigns.

XII. ERISA PROVISIONS

The following provisions are part of this Agreement and are intended to meet the requirements of the Employee Retirement Income Security Act of 1974 (“ERISA”):

A.	Named Fiduciary and Plan Administrator.

The “Named Fiduciary and Plan Administrator” of this Endorsement Method Split Dollar Agreement shall be Citizens National Bank until its resignation or removal by the Board of Directors. As Named Fiduciary and Plan Administrator, the Bank or the Trustee at the direction of the Bank shall be responsible for the management, control, and administration of this Split Dollar Plan as established herein. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Plan, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

B.	Funding Policy.

The funding policy for this Split Dollar Plan shall be to maintain the subject policy in force by paying, when due, all premiums required.

C.	Basis of Payment of Benefits.

Direct payment by the Insurer is the basis of payment of benefits under this Agreement, with those benefits in turn being based on the payment of premiums as provided in this Agreement.

D.	Claim Procedures.

Claim forms or claim information as to the subject policy can be obtained by contacting Benmark, Inc. (800-544-6079). When the Named Fiduciary has a claim which may be covered under the provisions described in the insurance policy, they should contact the office named above, and they will either complete a claim form and forward it to an authorized representative of the Insurer or advise the named Fiduciary what further requirements are necessary. The Insurer will evaluate and make a decision as to payment. If the claim is payable, a benefit check will be issued in accordance with the terms of this Agreement.

In the event that a claim is not eligible under the policy, the Insurer will notify the Named Fiduciary of the denial pursuant to the requirements under the terms of the policy. If the Named Fiduciary is dissatisfied with the denial of the claim and wishes to contest such claim denial, they should contact the office named

Exhibit 10 (cont.)

above and they will assist in making an inquiry to the Insurer. All objections to the Insurer’s actions should be in writing and submitted to the office named above for transmittal to the Insurer.

XIII. GENDER

Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

XIV. INSURANCE COMPANY NOT A PARTY TO THIS AGREEMENT

The Insurer shall not be deemed a party to this Agreement, but will respect the rights of the parties as herein developed upon receiving an executed copy of this Agreement. Payment or other performance in accordance with the policy provisions shall fully discharge the Insurer from any and all liability.

XV. CHANGE OF CONTROL

A Substantial Change in Ownership shall mean a transaction or series of transactions in which a Controlling Interest* in the Bank is acquired by or for a person or business entity, either of which did not own, either directly or indirectly a Controlling Interest in the Bank on the date that this Agreement was executed. Merger shall mean a transaction or series of transactions wherein the Bank is combined with another business entity, and after which the persons or entities who had owned, either directly or indirectly, a Controlling Interest on the Bank’s voting stock on the date of execution of this Agreement own less than a Controlling Interests in the voting stock of the combined entity. Such Substantial Change in Ownership or a Merger shall be deemed a Change of Control, for the purposes of this Agreement, and transfers made on account of deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Bank shall not be considered in determining whether there has been a Change in Control. Upon a Change of Control, if the Insured’s employment is subsequently terminated involuntarily only, except for cause (i.e. discharge of the Bank without cause), then the Insured shall be one hundred percent (100%) vested in the benefits promised in this Agreement and, therefore, upon the death of the Insured, the Insured’s beneficiary(ies) (designated in accordance with Paragraph III) shall receive the death benefit provided herein as if the Insured had died while employed by the Bank (See Subparagraph VI [A]).

*	“Controlling Interest” shall mean ownership, either directly or indirectly of more than twenty percent (20%,) of the voting stock of the Bank or a parent company of the Bank which is a member of the same “affiliated group” as defined in 26 US.C. § 1504(a).

XVI. AMENDMENT OR REVOCATION

It is agreed by and between the parties hereto that, during the lifetime of the Insured, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Insured and the Bank.

XVII. EFFECTIVE DATE

The Effective Date of this Agreement shall be January 1, 2003.

XVIII. SEVERABILITY AND INTERPRETATION

If a provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nonetheless be enforceable according to

Exhibit 10 (cont.)

their terms. Further, in the event that any provision is held to be over broad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to law and enforced as amended.

XIX. APPLICABLE LAW

The validity and interpretation of this Agreement shall be governed by the laws of the State of West Virginia.

XX. YEARS OF SERVICE

A Full Year of Service shall mean a twelve (12) consecutive month period during which the Insured is considered a full-time employee of the Bank.

Executed at Elkins, West Virginia this      day of                      2003.

CITIZENS NATIONAL BANK
Elkins, West Virginia

By:
Witness

By:
Witness

Exhibit 10 (cont.)

BENEFICIARY DESIGNATION FORM

FOR THE LIFE INSURANCE ENDORSEMENT METHOD

SPLIT DOLLAR PLAN AGREEMENT

I.	PRIMARY DESIGNATION

(You may refer to the beneficiary designation prior to completion.)

A.	Person(s) as a Primary Designation:

(Please indicate the percentage for each beneficiary.)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

B.	Estate as a Primary Designation:

My Primary Beneficiary is The Estate of                                                                           as set forth in the last will and testament dated the              day of             , and any codicils thereto.

C.	Trust as a Primary Designation:

Name of the Trust:

Execution Date of the Trust:              /              /

Name of the Trustee:

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

____________________________________________________________________________________________________

____________________________________________________________________________________________________

Is this an Irrevocable Life Insurance Trust?    ☐  Yes    ☐  No (If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

Exhibit 10 (cont.)

II.	SECONDARY (CONTINGENT) DESIGNATION

A.	Person(s) as a Secondary (Contingent) Designation:

(Please indicate the percentage for each beneficiary.)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

B.	Estate as a Secondary (Contingent) Designation:

My Secondary Beneficiary is The Estate of                                                                               as set forth in my last will and testament dated the              day of             ,              and any codicils thereto.

C.	Trust as a Secondary (Contingent) Designation:

Name of the Trust:

Execution Date of the Trust:              /              /

Name of the Trustee:

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

______________________________________________________________________________

______________________________________________________________________________

All sums payable under the Executive Salary Continuation Plan Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies), This beneficiary designation is valid until the participant notifies the bank in writing.

Date

Exhibit 10 (cont.)

DIRECTOR SUPPLEMENTAL RETIREMENT PLAN

DIRECTOR AGREEMENT

THIS AGREEMENT is made and entered into this          day of                              2003, by and between Citizens National Bank, a bank organized and existing un the laws of the State of West Virginia (hereinafter referred to as the “Bank”), and             , a member of the Board of Directors of the Bank (hereinafter referred to as the “Director”).

WHEREAS, the Director is now serving on the Board of the Bank (hereinafter referred to as the “Board”) and has for many years faithfully served the Bank. It is the consensus of the Board of Directors that the Director’s services have been of exceptional merit, in excess of the compensation paid and an invaluable contribution to the profits and position of the Bank in its field of activity. The Board further believes that the Director’s experience, knowledge of corporate affairs, reputation and industry contacts are of such value, and the Director’s continued services so essential to the Bank’s future growth and profits, that it would suffer severe financial loss should the Director terminate his/her service on the Board;

ACCORDINGLY, the Board has adopted the Citizens National Bank Director Supplemental Retirement Plan (hereinafter referred to as the “Director Plan”) and it is the desire of the Bank and the Director to enter into this Agreement under which the Bank will agree to make certain payments to the Director upon the Director’s retirement and to the Director’s beneficiary(ies) in the event of the Director’s death pursuant to the Director Plan;

FURTHERMORE, it is the intent of the parties hereto that this Director Plan he considered an unfunded arrangement maintained primarily to provide supplemental retirement benefits for the Director, and to be considered a non-qualified benefit plan for purposes of the Employee Retirement Security Act of 1974, as amended (“ERISA”). The Director is fully advised of the Bank’s financial status and has had substantial input in the design and operation of this benefit plan; and NOW THEREFORE, in consideration of services the Director has performed in the past and those to be performed in the future, and based upon the mutual promises and covenants herein contained, the Bank and the Director agree as follows:

I. DEFINITIONS

A.	Effective Date:

The Effective Date of the Director Plan shall be January 1, 2003.

B.	Plan Year:

Any reference to the “Plan Year” shall mean a calendar year from January 1st. to December 31st. In the year of implementation, the term “Plan Year” shall mean the period from the Effective Date to December 31st. of the year of the Effective Date.

C.	Retirement Date:

Retirement Date shall mean retirement from service with the Bank which becomes effective on the first day of the calendar month following the month in which the Director reaches age seventy (70) or such later date as the Director may actually retire.

D.	Termination of Service:

Termination of Service shall mean the Director’s voluntary resignation from service on the Board or failure to be re-elected to the Board, prior to the Normal Retirement Age (Subparagraph I [I]).

Exhibit 10 (cont.)

E.	Pre-Retirement Account:

A Pre-Retirement Account shall be established as a liability reserve account for the benefit of the Director. Prior to the Director’s Termination of Service or the Director’s retirement, whichever event shall first occur, such liability reserve account shall be increased or decreased each Plan Year, until the aforestated event occurs, by the Index Retirement Benefit (Subparagraph I [F]).

F.	Index Retirement Benefit:

The Index Retirement Benefit for each Director in the Director Plan for each Plan Year shall be equal to the excess (if any) of the Index (Subparagraph I [G]) for that Plan Year over the Opportunity Cost (Subparagraph I [H]) for that Plan Year, divided by a factor equal to 1.39 minus the marginal tax rate.

G.	Index:

The Index for any Plan Year shall be the aggregate annual after-tax income from the life insurance contract(s) described hereinbelow as defined by FASB Technical Bulletin 85-4. This Index shall be applied as if such insurance contracts were purchased on the Effective Date of the Director Plan.

Insurance Company:

Policy Form:

Policy Name:

Insured’s Age and Sex:

Riders:

Ratings:

Option:

Face Amount:

Premiums Paid:

Number of Premium Payments:

Assumed Purchase Date:

Insurance Company:

Policy Form:

Policy Name:

Insured’s Age and Sex:

Riders:

Ratings:

Option:

Face Amount:

Premiums Paid:

Number of Premium Payments:

Assumed Purchase Date:

If such contracts of life insurance are actually purchased by the Bank, then the actual policies as of the dates they were actually purchased shall be used in calculations under this Director Plan. If such contracts of life insurance are not purchased or are subsequently surrendered or lapsed, then the Bank shall receive annual policy illustrations that assume the above-described policies were purchased, or had not subsequently surrendered or lapsed. Said illustrations shall be received from the respective insurance companies and will indicate the increase in policy values for purposes of calculating the amount of the Index.

In either case, references to the life insurance contracts are merely for purposes of calculating a benefit. The Bank has no obligation to purchase such life insurance and, if purchased, the Director and the Director’s beneficiary(ies) shall have no ownership interest in such policy and shall always have no greater interest in the benefits under this Director Plan than that of an unsecured creditor of the Bank.

Exhibit 10 (cont.)

H.	Opportunity Cost:

The Opportunity Cost for any Plan Year shall be calculated by taking the sum of the amount of premiums for the life insurance policies described in the definition of ‘Index” plus the amount of any after-tax benefits paid to the Director pursuant to the Director Plan (Paragraph II hereinafter) plus the amount of all previous years’ after-tax Expense, and multiplying that sum by the rolling five (5) year average of the three (3) year Treasury Bill. Subject to Paragraph IV, after three (3) full years from the Effective Date of this Agreement, the Board of Directors, by a two-thirds (2/3) vote of said Board, may unilaterally and in its sole discretion amend the measure of determining Opportunity Cost as set forth herein. Any said amendment(s) shall apply to all participants in the Director Plan and the Executive Plan.

I.	Normal Retirement Age:

Normal Retirement Age shall mean the date on which the Director attains age seventy (70).

II. INDEX BENEFITS

A.	Retirement Benefits:

Subject to Subparagraph II(D) hereinafter, a Director who remains on the Board until the Normal Retirement Age (Subparagraph I [I]) shall be entitled to receive the balance in the Pre-Retirement Account in ten (10) equal annual installments commencing thirty (30) days following the Director’s retirement. In addition to these payments and commencing in conjunction therewith, the Index Retirement Benefit (Subparagraph I [F]) for each Plan Year subsequent to the Director’s retirement, and including the remaining portion of the Plan Year in which the Director retires, shall be paid to the Director until the Director’s death.

B.	Termination of Service:

Subject to Subparagraph II(D), should a Director suffer a Termination of Service subsequent to fifteen (15) full years of service on the Board of the Bank from the date of first service the Director shall be entitled to receive the balance in the Pre-Retirement Account payable to the Director in ten (10) equal annual installments commencing thirty (30) days following the Director’s Normal Retirement Age (Subparagraph I [I]). In addition to these payments commencing in conjunction therewith, and conditioned upon the vesting schedule set forth hereinabove, the Index Retirement Benefit for each Plan Year subsequent to the year in which the Director attains Normal Retirement Age, and including the remaining portion of the Plan Year in which the Director attains Normal Retirement Age, shall he paid to the Director until the Director’s death.

C.	Death:

Should the Director die while there is a balance in the Director’s Pre Retirement Account (Subparagraph I [E]), the unpaid balance shall be paid in equal annual installments for either ten (10) years or, if the Director has begun receiving benefits under this Agreement, for any remaining number of installments that may be owed to the Director. The sums are to be paid to the individual or individuals the Director may have designated in writing and filed with the Bank. In the absence of any effective beneficiary designation, the unpaid balance shall be paid as set forth herein to the duly qualified executor or administrator of the Director’s estate. Said payments due hereunder shall begin the first day of the second month following the decease of the Director until paid in full.

Exhibit 10 (cont.)

D.	Termination of Service and Discharge for Cause:

Should the Director suffer a Termination of Service for reasons other than disability as set forth in Subparagraph II(F), prior to serving fifteen (15) full years on the Board of the Bank from the date of first service, or be Discharged for Cause at any time, all benefits under this Director Plan shall be forfeited. The term “for cause” shall be determined by the Board of Directors and will include theft, fraud, embezzlement or willful misconduct causing significant property damage to the Bank or personal injury to another employee. Just cause shall also include any single action and/or inaction or series of actions and/or duties in the manner expected of the Director of the Bank. The existence of Just Cause shall be determined upon recommendation by the Chief Director Officer and by vote of seventy percent (70%) of the members of the Board of Directors. If a dispute arises as to discharge “for cause,” such dispute shall be resolved by arbitration as set forth in this Director Plan.

E.	Death Benefit:

Except as set forth above, there is no death benefit provided under this Agreement.

F.	Disability:

Subject to Subparagraph II(D) as it pertains to Discharge for Cause only, if the Director should become disabled and suffer a Termination of Service due to said disability only, then this Agreement shall terminate upon the date of said termination and the Director shall be paid the balance in the Director’s Pre-Retirement Account only on the date of said termination, payable in ten (10) annual installments within thirty (30) days following said termination due to disability and continuing each anniversary date thereafter until paid in full. Disability shall mean a condition whereby the Director, because of a physical or mental disability, is or will be unable to perform the duties of the Director’s customary position as a Director. If there is a dispute regarding disability, such dispute shall be resolved by a physician selected by the Bank.

III. RESTRICTIONS UPON FUNDING

The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Director Plan. The Directors, their beneficiary(ies), or any successor in interest shall be and remain simply a general creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation.

The Bank reserves the absolute right, at its sole discretion, to either fund the obligations undertaken by this Director Plan or to refrain from funding the same and to determine the extent, nature and method of such funding. Should the Bank elect to fund this Director Plan, in whole or in part, through the purchase of life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such funding at any time, in whole or in part. At no time shall any Director be deemed to have any lien nor right, title or interest in or to any specific funding investment or to any assets of the Bank.

If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Director, then the Director shall assist the Bank by freely submitting to a physical exam and supplying such additional information necessary to obtain such insurance or annuities.

IV. CHANGE OF CONTROL

A Substantial Change in Ownership shall mean a transaction or series of

Exhibit 10 (cont.)

transactions in which a Controlling Interest* in the Bank is acquired by or for a person or business entity, either of which did not own, either directly or indirectly a Controlling Interest in the Bank on the date that this Agreement was executed. Merger shall mean a transaction or series of transactions wherein the Bank is combined with another business entity, and after which the persons or entities who had owned, either directly or indirectly, a Controlling Interest on the Bank’s voting stock on the date of execution of this Agreement own less than a Controlling Interests in the voting stock of the combined entity. Such Substantial Change in Ownership or a Merger shall be deemed a Change of Control, for the purposes of this Agreement, and transfers made on account of deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Bank shall not be considered in determining whether there has been a Change in Control. Upon a Change of Control, if the Director subsequently suffers a Termination of Service only due to the Bank’s discharge of the Director without cause, then the Director shall receive the benefits in Subparagraph II(A) herein upon attaining Normal Retirement Age (Subparagraph I [I]), as if the Director were one hundred percent (100%) vested in the entire benefit amount and had served on the Board of the Bank for fifteen (15) or more full years from the date of first service on the Board of the Bank. In addition, the Board of Directors shall no longer have sole discretion to amend the Opportunity Cost as set forth in Subparagraph I (H), and said Opportunity Cost shall be the rolling five (5) year average of the three (3) year Treasury Bill as set forth in said Subparagraph.

*	“Controlling Interest” shall mean ownership, either directly or indirectly of more than twenty percent (20%) of the voting stock of the Bank or a parent company of the Bank which is a member of the same “affiliated group” as defined in 26 US.C. § 1504(a).

V. MISCELLANEOUS

A.	Alienability and Assignment Prohibition:

Neither the Director, nor the Director’s surviving spouse, nor any other beneficiary(ies) under this Director Plan shall have any power or right to transfer, assign, anticipate, hypothecate, mortgage, commute, modify or otherwise encumber in advance any of the benefits payable hereunder nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony or separate maintenance owed by the Director or the Director’s beneficiary(ies), nor be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. In the event the Director or any beneficiary attempts assignment, commutation, hypothecation, transfer or disposal of the benefits hereunder, the Bank’s liabilities shall forthwith cease and terminate.

B.	Binding Obligation of the Bank and any Successor in Interest:

The Bank shall not merge or consolidate into or with another bank or sell substantially all of its assets to another bank, firm or person until such bank, firm or person expressly agree, in writing, to assume and discharge the duties and obligations of the Bank under this Director Plan. This Director Plan shall be binding upon the parties hereto, their successors, beneficiaries, heirs and personal representatives.

C.	Amendment or Revocation:

Subject to Paragraph VII, it is agreed by and between the parties hereto that, during the lifetime of the Director, this Director Plan may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Director and the Bank.

D.	Gender:

Whenever in this Director Plan words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

Exhibit 10 (cont.)

E.	Effect on Other Bank Benefit Plans:

Nothing contained in this Director Plan shall affect the right of the Director to participate in or be covered by any qualified or non-qualified pension, profit-sharing, group, bonus or other supplemental compensation or fringe benefit plan constituting a part of the Banks existing or future compensation structure.

F.	Headings:

Headings and subheadings in this Director Plan are inserted for reference and convenience only and shall not be deemed a part of this Director Plan.

G.	Applicable Law:

The validity and interpretation of this Agreement shall be governed by the laws of the State of West Virginia.

H.	12 U.S.C. § 1828(k):

Any payments made to the Director pursuant to this Director Plan, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. § 1828(k) or any regulations promulgated thereunder.

I.	Partial Invalidity:

If any term, provision, covenant, or condition of this Director Plan is determined by an arbitrator or a court, as the case may be, to be invalid, void, or unenforceable, such determination shall not render any other term, provision, covenant, or condition invalid, void, or unenforceable, and the Director Plan shall remain in full force and effect notwithstanding such partial invalidity.

J.	Continuation as Director:

Neither this Agreement nor the payment of any benefits thereunder shall be construed as giving to the Director any right to be retained as a member of the Board of Directors of the Bank.

K.	Full Year of Service:

Year of Service shall mean a twelve (12) consecutive month period during which the Director served on the Board of the Bank.

VI. ERISA PROVISION

A.	Named Fiduciary and Plan Administrator:

The “Named Fiduciary and Plan Administrator” of this Director Plan shall be Citizens National Bank until its resignation or removal by the Board. As Named Fiduciary and Plan Administrator, the Bank shall be responsible for the management, control and administration of the Director Plan. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Director Plan including the employment of advisors and the delegation of ministerial duties to qualified individuals.

B.	Claims Procedure and Arbitration:

In the event a dispute arises over benefits under this Director Plan and benefits are not paid to the Director (or to the Director’s beneficiary(ies) in the case of the Director’s death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Named Fiduciary and Plan Administrator named above

Exhibit 10 (cont.)

within sixty (60) days from the date payments are refused. The Named Fiduciary and Plan Administrator shall review the written claim and if the claim is denied, in whole or in part, they shall provide in writing within sixty (60) days of receipt of such claim the specific reasons for such denial, reference to the provisions of this Director Plan upon which the denial is based and any additional material or information necessary to perfect the claim. Such written notice shall further indicate the additional steps to be taken by claimants if a further review of the claim denial is desired. A claim shall be deemed denied if the Named Fiduciary and Plan Administrator fail to take any action within the aforesaid sixty-day period.

If claimants desire a second review they shall notify the Named Fiduciary and Plan Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Director Plan or any documents relating thereto and submit any written issues and comments it may feel appropriate. In their sole discretion, the Named Fiduciary and Plan Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall likewise state the specific reasons for the decision and shall include reference to specific provisions of the Plan Agreement upon which the decision is based.

If claimants continue to dispute the benefit denial based upon completed performance of this Director Plan or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to an arbitrator for final arbitration. The arbitrator shall be selected by mutual agreement of the Bank and the claimants. The arbitrator shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they and their heirs, personal representatives, successors and assigns shall be bound by the decision of such arbitrator with respect to any controversy properly submitted to it for determination.

Where a dispute arises as to the Bank’s discharge of the Director “for cause,” such dispute shall likewise be submitted to arbitration as above described and the parties hereto agree to be bound by the decision thereunder.

VII. TERMINATION OR MODIFICATION OF AGREEMENT BY REASON OF CHANGES IN THE LAW, RULES OR REGULATIONS

The Bank is entering into this Agreement upon the assumption that certain existing tax laws, rules and regulations will continue in effect in their current form. If any said assumptions should change and said change has a detrimental effect on this Director Plan, then the Bank reserves the right to terminate or modify this Agreement accordingly. Upon a Change of Control (Paragraph IV), this paragraph shall become null and void effective immediately upon said Change of Control.

IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Agreement and executed the original thereof on the first day set forth hereinabove, and that, upon execution, each has received a conforming copy.

Exhibit 10 (cont.)

CITIZENS NATIONAL BANK
Elkins, WV

By:
Witness		Title

By:
Witness

Exhibit 10 (cont.)

BENEFICIARY DESIGNATION FORM

FOR THE DIRECTOR SUPPLEMENTAL RETIREMENT

PLAN AGREEMENT

I.	PRIMARY DESIGNATION

(You may refer to the beneficiary designation information prior to completion.)

A.	Person(s) as a Primary Designation:

(Please indicate the percentage for each beneficiary.)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

B.	Estate as a Primary Designation:

My Primary Beneficiary is The Estate of                                                               as set forth in the last will and testament dated the              day of             ,              and any codicils thereto.

C.	Trust as a Primary Designation:

Name of the Trust:

Execution Date of the Trust:              /              /

Name of the Trustee:

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

_________________________________________________________________________________

_________________________________________________________________________________

Is this an Irrevocable Life Insurance Trust?    ☐  Yes    ☐  No (If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

Exhibit 10 (cont.)

II.	SECONDARY (CONTINGENT) DESIGNATION

A.	Person(s) as a Secondary (Contingent) Designation:

(Please indicate the percentage for each beneficiary.)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

B.	Estate as a Secondary (Contingent) Designation:

My Secondary Beneficiary is The Estate of                                                                                                    as set forth in my last will and testament dated the              day of             ,              and any codicils thereto.

C.	Trust as a Secondary (Contingent) Designation:

Name of the Trust:

Execution Date of the Trust:              /              /

Name of the Trustee:

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

_________________________________________________________________________________

_________________________________________________________________________________

All sums payable under the Director Supplemental Retirement Plan Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.

Date

Exhibit 10 (cont.)

LIFE INSURANCE

ENDORSEMENT METHOD SPLIT DOLLAR PLAN

AGREEMENT

Insurer:

Policy Number:

Bank:

Insured:

Relationship of Insured to Bank:

Trust:

The respective rights and duties of the Bank and the Insured in the above-referenced policy shall be pursuant to the terms set forth below:

I. DEFINITIONS

Refer to the policy contract for the definition of any terms in this Agreement that are not defined herein. If the definition of a term in the policy is inconsistent with the definition of a term in this Agreement, then the definition of the term as set forth in this Agreement shall supersede and replace the definition of the terms as set forth in the policy.

II. POLICY TITLE AND OWNERSHIP

Title and ownership shall reside in the Trustee for the Rabbi Trust for the Executive Salary Continuation Agreement, Director Fee Continuation Agreement, and the Life Insurance Endorsement Method Split Dollar Agreement for its use and for the use of the Insured all in accordance with this Agreement. The Trustee at the direction of the Bank may, to the extent of its interest, exercise the right to borrow or withdraw on the policy cash values. Where the Trustee at the direction of the Bank and the Insured (or assignee, with the consent of the Insured) mutually agree to exercise the right to increase the coverage under the subject Split Dollar policy, then, in such event, the rights, duties and benefits of the parties to such increased coverage shall continue to be subject to the terms of this Agreement.

III. BENEFICIARY DESIGNATION RIGHTS

The Insured (or assignee) shall have the right and power to designate a beneficiary or beneficiaries to receive the Insured’s share of the proceeds payable upon the death of the Insured, and to elect and change a payment option for such beneficiary, subject to any right or interest the Trustee at the direction of the Bank or the Trust may have in such proceeds, as provided in this Agreement.

IV. PREMIUM PAYMENT METHOD

The Bank or the Trustee at the direction of the Bank shall pay an amount equal to the planned premiums and any other premium payments that might become necessary to keep the policy in force.

V. TAXABLE BENEFIT

Annually the Insured will receive a taxable benefit equal to the assumed cost of insurance as required by the Internal Revenue Service. The Bank or the Trustee at the direction of the Bank will report to the Insured the amount of imputed income each year on Form W-2 or its equivalent.

Exhibit 10 (cont.)

VI. DIVISION OF DEATH PROCEEDS

Subject to Paragraphs VII, IX, and Subparagraph VI (D) herein, the division of the death proceeds of the policy is as follows:

A.	At death, if the Insured is serving on the Board of the Bank, has suffered a termination of service on the Board of the Bank due to disability*, or has attained age sixty-five (65) or older AND has served on the Board of the Bank for fifteen (15) full years (Paragraph XX) from the date of first service, the Insured’s beneficiary(ies), designated in accordance with Paragraph III, shall be entitled to a total death benefit amount equal to One Hundred Thousand and 00/100ths Dollars ($100,000.00). Said amount shall be paid to the Director in part from the Citizens National Bank Group Term Life Insurance Plan and the remainder to be paid under this Split Dollar Plan Agreement in accordance with the schedule hereinbelow that corresponds to the age of the Director at death.

Age of Director at Death	Citizens National Bank Group Term Life Insurance Plan Benefit	Split Dollar Plan Benefit
Less than 65	$100,000	$0
65-69	$65,000	$35,000
70 or older	$50,000	$50,000

*	Disability shall be as defined in the Director Supplemental Retirement Plan Agreement in effect at the time of said disability.

B.	The Bank shall be entitled to the remainder of such proceeds.

C.	The Bank and the Insured (or assignees) shall share in any interest due on the death proceeds on a pro rata basis as the proceeds due each respectively bears to the total proceeds, excluding any such interest.

D.	Notwithstanding anything hereinabove to the contrary, in no event shall the insured’s beneficiary(ies) be entitled to more than one hundred percent (100%) of the net at risk insurance portion of the proceeds. The net-at-risk insurance portion is the total proceeds less the cash value of the policy.

VII. DIVISION OF THE CASH SURRENDER VALUE OF THE POLICY

The Bank or the Trust shall at all times be entitled to an amount equal to the policy’s cash value, as that term is defined in the policy contract, less any policy loans and unpaid interest or cash withdrawals previously incurred by the Bank or the Trustee at the direction of the Bank and any applicable surrender charges. Such cash value shall be determined as of the date of surrender or death as the case may be.

VIII. RIGHTS OF PARTIES WHERE POLICY ENDOWMENT OR ANNUITY ELECTION EXISTS

In the event the policy involves an endowment or annuity element, the Bank’s or the Trust’ right and interest in any endowment proceeds or annuity benefits, on expiration of the deferment period, shall be determined under the provisions of this Agreement by regarding such endowment proceeds or the commuted value of such annuity benefits as the policy’s cash value. Such endowment proceeds or annuity benefits shall be considered to be like death proceeds for the purposes of division under this Agreement.

IX. TERMINATION OF AGREEMENT

A.	This Agreement shall terminate upon the occurrence of any one of the following:

1.	The Insured shall leave the service on the Board of the Bank voluntarily or involuntarily, except for disability, prior to attaining age sixty-five (65) or older AND prior to serving fifteen (15) full years of service on the Board of the Bank from the date of service on the Board of the Bank.

Exhibit 10 (cont.)

2.	The Insured shall be discharged from service with the Bank for cause. The term “for cause” shall be determined by the Board of Directors and will include theft, fraud, embezzlement or willful misconduct causing significant property damage to the Bank or personal injury to another employee. Just cause shall also include any single action and/or inaction or series of actions and/or duties in the manner expected of the Insured of the Bank. The existence of Just Cause shall be determined upon recommendation by the Chief Executive Officer and by vote of seventy percent (70%) of the members of the Board of Directors; or

3.	Surrender, lapse, or other termination of the Policy by the Bank.

B.	Upon such termination, the Insured (or assignee) shall have a fifteen (15) day option to receive from the Bank or the Trustee at the direction of the Bank an absolute assignment of the policy in consideration of a cash payment to the Bank or the Trustee at the direction of the Bank, whereupon this Agreement shall terminate. Such cash payment referred to hereinabove shall be the greater of:

1.	The Bank’s or the Trust’s share of the cash value of the policy on the date of such assignment, as defined in this Agreement; or

2.	The amount of the premiums which have been paid by the Bank or the Trustee at the direction of the Bank prior to the date of such assignment.

C.	If, within said fifteen (15) day period, the Insured fails to exercise said option, fails to procure the entire aforestated cash payment, or dies, then the option shall terminate and the Insured (or assignee) agrees that all of the Insured’s right, interest and claim in the policy shall terminate as of the date of the termination of this Agreement.

D.	The Insured expressly agrees that this Agreement shall constitute sufficient written notice to the Insured of the Insured’s option to receive an absolute assignment of the policy as set forth herein.

E.	Except as provided above, this Agreement shall terminate upon distribution of the death benefit proceeds in accordance with Paragraph VI above.

X. INSURED’S OR ASSIGNEE’S ASSIGNMENT RIGHTS

The Insured may not, without the written consent of the Bank or the Trustee at the direction of the Bank, assign to any individual, trust or other organization, any right, title or interest in the subject policy nor any rights, options, privileges or duties created under this Agreement.

XI. AGREEMENT BINDING UPON THE PARTIES

This Agreement shall bind the Insured and the Bank or the Trustee at the direction of the Bank, their heirs, successors, personal representatives and assigns.

XII. ERISA PROVISIONS

The following provisions are part of this Agreement and are intended to meet the requirements of the Employee Retirement Income Security Act of 1974 (“ERISA”):

A.	Named Fiduciary and Plan Administrator.

The “Named Fiduciary and Plan Administrator” of this Endorsement Method Split Dollar Agreement shall be Citizens National Bank until its resignation or removal by the Board of Directors. As Named Fiduciary and Plan Administrator, the Bank or the Trustee at the direction of the Bank

Exhibit 10 (cont.)

shall be responsible for the management, control, and administration of this Split Dollar Plan as established herein. The Named Fiduciary may delegate to others certain aspects of the management and operation responsibilities of the Plan, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

B.	Funding Policy.

The funding policy for this Split Dollar Plan shall be to maintain the subject policy in force by paying, when due, all premiums required.

C.	Basis of Payment of Benefits.

Direct payment by the Insurer is the basis of payment of benefits under this Agreement, with those benefits in turn being based on the payment of premiums as provided in this Agreement.

D.	Claim Procedures.

Claim forms or claim information as to the subject policy can be obtained by contacting Benmark, Inc. (800-544-6079). When the Named Fiduciary has a claim which may be covered under the provisions described in the insurance policy, it should contact the office named above, and they will either complete a claim form and forward it to an authorized representative of the Insurer or advise the named Fiduciary what further requirements are necessary. The Insurer will evaluate and make a decision as to payment. If the claim is payable, a benefit check will be issued in accordance with the terms of this Agreement. In the event that a claim is not eligible under the policy, the Insurer will notify the Named Fiduciary of the denial pursuant to the requirements under the terms of the policy. If the Named Fiduciary is dissatisfied with the denial of the claim and wishes to contest such claim denial, they should contact the office named above and they will assist in making an inquiry to the Insurer. All objections to the Insurer’s actions should be in writing and submitted to the office named above for transmittal to the Insurer.

XIII. GENDER

Whenever in this Agreement words are used in the masculine or neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

XIV. INSURANCE COMPANY NOT A PARTY TO THIS AGREEMENT

The Insurer shall not be deemed a party to this Agreement, but will respect the rights of the parties as herein developed upon receiving an executed copy of this Agreement. Payment or other performance in accordance with the policy provisions shall fully discharge the Insurer from any and all liability.

XV. CHANGE OF CONTROL

A Substantial Change in Ownership shall mean a transaction or series of transactions in which a Controlling Interest* in the Bank is acquired by or for a person or business entity, either of which did not own, either directly or indirectly a Controlling Interest in the Bank on the date that this Agreement was executed.

Merger shall mean a transaction or series of transactions wherein the Bank is combined with another business entity, and after which the persons or entities who had owned, either directly or indirectly, a Controlling Interest on the Bank’s voting stock on the date of execution of this Agreement own less than a Controlling Interests in the voting stock of the combined entity. Such Substantial Change in Ownership or a Merger shall be deemed a Change of Control, for the purposes of this Agreement, and transfers made on account of

Exhibit 10 (cont.)

deaths or gifts, transfers between family members or transfers to a qualified retirement plan maintained by the Bank shall not be considered in determining whether there has been a Change in Control. Upon a Change of Control, if the Insured’s service is subsequently terminated, except for cause, then the Insured shall be one hundred percent (100%) vested in the benefits promised in this Agreement and, therefore, upon the death of the Insured, the Insured’s beneficiary(ies) (designated in accordance with Paragraph III) shall receive the death benefit provided herein as if the Insured had died while employed by the Bank (see Subparagraphs VI [A]).

*	“Controlling Interest” shall mean ownership, either directly or indirectly of more than twenty percent (20%) of the voting stock of the Bank or a parent company of the Bank which is a member of the same “affiliated group” as defined in 26 U.S.C. § 1504(a).

XVI. AMENDMENT OR REVOCATION

It is agreed by and between the parties hereto that, during the lifetime of the Insured, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written consent of the Insured and the Bank.

XVII. EFFECTIVE DATE

The Effective Date of this Agreement shall be January 1, 2003.

XIII. SEVERABILITY AND INTERPRETATION

If a provision of this Agreement is held to be invalid or unenforceable, the remaining provisions shall nonetheless be enforceable according to their terms. Further, in the event that any provision is held to be over broad as written, such provision shall be deemed amended to narrow its application to the extent necessary to make the provision enforceable according to law and enforced as amended.

XIX. APPLICABLE LAW

The validity and interpretation of this Agreement shall be governed by the laws of the State of West Virginia.

XX. YEARS OF SERVICE

A Full Year of Service shall mean a twelve (12) consecutive month period during which the Insured has served on the Board of the Bank.

Executed at Elkins, West Virginia this      day of                     , 2003.

CITIZENS NATIONAL BANK
Elkins, West Virginia

By:
Witness	Title

By:
Witness

Exhibit 10 (cont.)

BENEFICIARY DESIGNATION FORM

FOR THE DIRECTOR SALARY CONTINUATION

PLAN AGREEMENT

I.	PRIMARY DESIGNATION

(You may refer to the beneficiary designation information prior to completion.)

A.	Person(s) as a Primary Designation:

(Please indicate the percentage for each beneficiary.)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

B.	Estate as a Primary Designation:

My Primary Beneficiary is The Estate of                                                           as set forth in the last will and testament dated the              day of             ,              and any codicils thereto.

C.	Trust as a Primary Designation:

Name of the Trust:

Execution Date of the Trust:              /              /

Name of the Trustee:

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

____________________________________________________________________________________________________

____________________________________________________________________________________________________

Is this an Irrevocable Life Insurance Trust?     ☐  Yes    ☐  No (If yes and this designation is for a Split Dollar agreement, an Assignment of Rights form should be completed.)

Exhibit 10 (cont.)

II.	SECONDARY (CONTINGENT) DESIGNATION

A.	Person(s) as a Secondary (Contingent) Designation:

(Please indicate the percentage for each beneficiary.)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

Name Relationship / %

Address:
(Street) (City) (State) (Zip)

B.	Estate as a Secondary (Contingent) Designation:

My Secondary Beneficiary is The Estate of                                                                       as set forth in my last will and testament dated the              day of             ,              and any codicils thereto.

C.	Trust as a Secondary (Contingent) Designation:

Name of the Trust:

Execution Date of the Trust:              /              /

Name of the Trustee:

Beneficiary(ies) of the Trust (please indicate the percentage for each beneficiary):

____________________________________________________________________________________________________

____________________________________________________________________________________________________

All sums payable under the Agreement by reason of my death shall be paid to the Primary Beneficiary(ies), if he or she survives me, and if no Primary Beneficiary(ies) shall survive me, then to the Secondary (Contingent) Beneficiary(ies). This beneficiary designation is valid until the participant notifies the bank in writing.

Date